ITEM NO. _1000016745_____________________

EXTENSION OPTION ADDENDUM

Seller: Buyer:
AEI Net Lease Income & Growth Fund XX Limited Partnership, a Minnesota limited partnership Mohammed Salim Ismail, an individual

Property Address:
6510 Zeigler Blvd, Mobile, AL 36608

This Extension Option Addendum (“Addendum”), dated effective as of
10/7/2022________, amends and

supplements that certain purchase and sale agreement (“Agreement”) between Buyer and Seller for the purchase and sale of the real property identified above. If there is a conflict between the terms of the Agreement and the terms of this Addendum, the terms of this Addendum shall control. Any capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.
1.
EXTENSION OPTION(S).   Seller   Buyer (check applicable box) shall have _1
option(s) to extend the Closing
Date by a maximum of _1_5
calendar day(s) each.  In order for an extension option to be effectively exercised, the exercising party shall (A) provide written notice to the other party of its exercise of such extension option (which notice must specify the extended Closing Date) at least five (5) calendar days prior to the then scheduled Closing Date, and (B) (check applicable box):
Buyer to Increase Earnest Money Deposit: For any Buyer extension option, Buyer shall deposit with Closing Agent an additional amount equal to
_2_.5__ % of the Purchase Price, or
 $
, which shall constitute an

increase in the Earnest Money Deposit for all purposes under the Agreement.
Release of Earnest Money Deposit: If this box is checked, then in connection with the exercise of any Buyer extension option, Buyer hereby authorizes Closing Agent to immediately pay to Seller an amount equal to fifty percent (50%) of the initial Earnest Money Deposit (which shall not include any increase to the Earnest Money Deposit tendered by the Buyer pursuant to this Addendum or any other Extension Option Addendum) held in escrow, which payment shall be nonrefundable, may be retained by Seller in all circumstances, and shall constitute a decrease in the Earnest Money Deposit for all purposes under the Agreement; provided, however, that at closing, such payment shall constitute a credit towards the Purchase Price. Notwithstanding the foregoing, in no event shall the total Earnest Money Deposit released to Seller for all exercised extension options, exceed the initial Earnest Money Deposit as set forth in the Agreement, and shall not include any increase to the Earnest Money Deposit tendered by Buyer pursuant to this Addendum or any other Extension Option Addendum.
No Extension Fee: Neither Buyer nor Seller shall be required to pay an extension fee or deposit additional funds with Closing Agent.

SELLER:
BUYER:

AEI Net Lease Income & Growth Fund XX Limited Partnership, a Minnesota limited partnership
By: AEI Fund Management, Inc., a Minnesota corporation, its Corporate General Partner

Mohammed Salim Ismail, an individual

            /s/ Kevin Steele

    /s/ Mohammed Salim Ismail

Printed Name:  Kevin Steele
Title (if applicable):  Chief Operating Officer

Printed Name:  Mohammed Salim Ismail

Title (if applicable):

Printed Name:
Title (if applicable):
 Printed Name:
Title (if applicable):

Dated:

10/7/2022

Dated:
10/6/2022

Extension Fee Addendum (Rev. 08/02/2021)
Copyright © 2021 Ten-X, LLC. All rights reserved.

ITEM NO. _1000016745______________________
PURCHASE AND SALE AGREEMENT WITH JOINT CLOSING INSTRUCTIONS
Seller agrees to sell the Property to Buyer, and Buyer agrees to purchase the Property from Seller, in accordance with the terms of this Purchase and Sale Agreement with Joint Closing Instructions (“Agreement”). This Agreement is effective as of the date Seller signs this Agreement (“Effective Date”).
1.
KEY TERMS.
(A)   Seller:   _AEI Net _Lease__Income_& Growth_Fund_XX__Limited__Partnership_, _a_Minnesota_limited_partnership_______________________
phone number: _6_5_1_-2_2_7_-_7_3_3_3_______ email address: ksteele_@_aei_funds.com______________________________________
mailing  address:    _30_East_7th_Street_,  Saint_Paul,_MN_55101______________________________________________________
(A)
Buyer: _Mohammed_Salim__Ismail,_an__individual ________________________________________________________________ phone number: 4_0__4_-4_3_3_-_6_3_2_0_______ email address: _salim__8123_@_gmail._com_____________________________________ mailing address: 1__4_7_8_S_c_e_n_ic__P_in_e_s_D_r_iv_e__L_aw__re_n_c_e_v_il_le_,_G_A_3_0__0_4_4_______________________________________________
(B)
Purchase Price: $_393,750.00___________ (which equals Buyer’s offer price of $375,000.00 plus a Ten-X
Transaction Fee of $18,750.00
).
(C)
Earnest Money Deposit: $50,000.00
(if blank, then 10% of the Purchase Price, but no less than $50,000 or more than $1,000,000).

(D)
Property: Address:
 _6510_Zeigler _Blvd_,_Mobile_,_AL_36608
as legally described

on Exhibit A, including all permanent improvements thereon (but excluding any personal property unless specifically identified by addendum or amendment to this Agreement).
(E)
Closing Date:  _____________________________________________ (if blank, then (i) 30 calendar days after the
Effective Date). If the Closing Date falls on a weekend or a state or federally recognized holiday, the Closing Date shall be the next business day.
(F)
Closing Agent: _First_American_Title__Insurance__Company_______________ contact: _Marina__Garza_______________________ address: _13801 7th__Street _____________Denver _Colorado_80202_______________ phone number: _3_0_3_-8_7__6_-1_1_1_2________
email address: _m_g_a_rz_a_@_f_ir_s_ta_m__.c_o_m
_.
(G)
Title Insurance Company: _Fi_rs_t_A_m_e_r_ic_a_n_T_i_tle__In_s_u_ra_n_c_e_C_o_m__p_an_y
_.
(H)
Closing Cost Allocations: As described in the Section below entitled “Closing Cost Allocations”.
2.
EARNEST MONEY DEPOSIT. Buyer must deposit the Earnest Money Deposit with Closing Agent on or before 5:00 PM in the time zone where the Property is located on the first business day after Seller countersigns this Agreement. The Earnest Money Deposit is non-refundable except as set forth in this Agreement, and may be applied towards the amounts payable by Buyer under this Agreement. The escrow (“Escrow”) for the purchase of the Property shall be opened upon Closing Agent’s receipt of the Earnest Money Deposit and a fully-signed copy of this Agreement.
3.
CLOSING. The transactions contemplated by this Agreement shall be consummated (“Close” or “Closing”) on or before the Closing Date.
4.
CLOSING DELIVERIES.
(A)
Seller’s Deliveries.  On or before the Closing Date, Seller shall deliver the following to Closing Agent (“Seller’s Deliveries”):
(i)
The transfer deed warranting against title defects arising by, through or under Seller (in the form customarily used for similar transactions in the state where the Property is located) (“Deed”) signed by Seller and acknowledged in accordance with the laws of the state in which the Property is located.
(ii)
A Non-Foreign Transferor Declaration signed by Seller, or evidence reasonably acceptable to Closing Agent and Buyer that Seller is exempt from the withholding requirements of the Foreign Investment in Real Property Tax Act (FIRPTA), Internal Revenue Code Section 1445.
(iii)
A counterpart of the “Settlement Statement” (defined below) signed by Seller.
(iv)
A counterpart of the assignment and assumption of leases and contracts substantially in the form attached as Exhibit B (“Assignment of Leases and Contracts”) signed by Seller.
(v)
Any and all other instruments reasonably required by Closing Agent or otherwise necessary to Close the transactions contemplated by this Agreement.

PSA (Commercial) (Rev. 01/01/2021)

Copyright © 2021 Ten-X, LLC. All rights reserved.

(B)
Buyer’s Deliveries. On or before the Closing Date, Buyer shall deliver the following to Closing Agent (“Buyer’s Deliveries”):
(i)
An amount in immediately available “good funds” equal to the Purchase Price (less the Earnest Money Deposit already deposited with Closing Agent), plus Buyer’s share of closing costs, prorations and expenses as set forth in this Agreement.
(ii)
A counterpart of the Settlement Statement signed by Buyer.
(iii)
A counterpart of the Assignment of Leases and Contracts signed by Buyer.
(iv)
Any and all other instruments reasonably required by Closing Agent or otherwise necessary to Close the transactions contemplated by this Agreement.
5.
CONDITIONS PRECEDENT TO CLOSING.
(A)
Seller’s Conditions. Seller’s obligation to Close is conditioned upon the following:
3

(i)
All representations and warranties of Buyer in this Agreement shall have been true in all material respects as of the Effective Date.
(ii)
Buyer shall have performed in all material respects all covenants and obligations required to be performed by Buyer on or before the Closing Date.
(B)
Buyer’s Conditions. Buyer’s obligation to Close is conditioned upon the following:
(i)
All representations and warranties of Seller in this Agreement shall have been true in all material respects as of the Effective Date.
(ii)
Seller shall have performed in all material respects all covenants and obligations required to be performed by Seller on or before the Closing Date.
(iii)
Title Insurance Company is irrevocably committed to issue to Buyer an owner’s title insurance policy covering the Property with standard coverage customary in the state where the Property is located, showing liability in the amount of the Purchase Price and showing insurable title to the Property vested in Buyer, subject only to the following: (a) Title Insurance Company’s standard exceptions; (b) liens for all current general and special real property taxes and assessments not yet due and payable; (c) liens of supplemental taxes, if any assessed; (d) any facts not shown by public records that an accurate survey and/or a personal inspection of the Property would have disclosed; (e) the mortgage/deed of trust/deed to secure debt lien in connection with any Buyer financing; (f) any laws, regulations, or ordinances regarding the use, occupancy, subdivision, or improvement of the Property, or the effect of any non-compliance with or any violation thereof; (g) rights of existing tenants and/or occupants of the Property, if any; (h) covenants, restrictions, easements, and other matters that do not materially impair the value or use of the Property; (i) non-monetary encumbrances disclosed to Buyer in writing prior to entering into this Agreement; and (j) any other matter for which Title Insurance Company agrees to provide insurance at no additional cost to Buyer.
(C)
Duty to Cooperate in Good Faith to Resolve. Despite anything to the contrary in this Section, if either party learns that a closing condition is unlikely to be satisfied, such party shall promptly notify the other party, and both parties shall cooperate in good faith to fairly and promptly resolve the matter, and the party whose closing condition was not satisfied shall not be relieved of its obligation to Close unless (i) the other party fails to cooperate in good faith, (ii) fair and prompt resolution is not reached after the parties have cooperated in good faith, or (iii) fair and prompt resolution of the matter on or before the Closing Date would be impracticable.
(D)
Waiver of Conditions. Either party may waive its respective closing conditions in its sole discretion. By proceeding to Closing, each party waives its respective closing conditions and irrevocably releases the other party from any liability arising from any facts known by such waiving party that would otherwise have resulted in a failure of a closing condition.
6.
CLOSING INSTRUCTIONS TO CLOSING AGENT. At Closing, Closing Agent is irrevocably instructed to do the following:
(A)
Record the Deed.
(B)
Pay all fees, costs, deed and transfer taxes for the sale of the Property which are required to be paid by Seller and Buyer under this Agreement, the portion of any fees charged by Closing Agent which are payable by Seller and Buyer (if any) and other expenses relating to the sale of the Property which are required to be paid by Seller and Buyer.
(C)
Pay to Seller the balance of the Purchase Price and any other funds remaining after Closing.

PSA (Commercial) (Rev. 01/01/2021)
Copyright © 2021 Ten-X, LLC. All rights reserved.

Seller and Buyer acknowledge that Closing Agent shall have no liability in connection with its activity as Closing Agent except to the extent of Closing Agent’s gross negligence, willful misconduct, or willful disregard of the terms of this Agreement.
7.
COSTS AND PRORATIONS.
(A)
Pre-Closing Costs. Buyer and Seller acknowledge that Closing Agent may incur certain costs while processing this transaction which must be paid prior to Closing. Closing Agent is authorized and instructed to release funds for payment of such costs prior to Closing from funds deposited into Escrow by Buyer. Such funds are not refundable and Closing Agent is released from any liability for payment of any such funds pre-released through the Escrow. Closing Agent is authorized to charge the appropriate party for costs incurred, or credit the appropriate party for credits, as applicable at Closing or upon termination of this Agreement.
(B)
Prorations. The following shall be prorated as of the date of Closing, in each case based on the number of calendar days in the applicable period and in accordance with local customs: (i) all real property taxes, assessments, utilities and other operating expenses customarily apportioned in similar situations (“Property Expenses”), and (ii) all rents and other income actually received and customarily apportioned in similar situations (“Property Income”). Despite anything to the contrary in this Agreement, insurance premiums will not be prorated, and Seller may cancel any existing insurance on the Property after Closing. If either party receives Property Income or a refund of Property Expenses attributable, in whole or in part, to the other party’s period of ownership, the party that received such Property Income or refund shall immediately submit to the other party the portion attributable to such other party’s period of ownership. Except as set forth in this Agreement, Seller shall not be responsible for any Property Expenses accruing after Closing. This paragraph shall survive Closing indefinitely.
(C)
Closing Costs. Seller and Buyer shall pay closing costs as described in the Closing Cost Allocations (and Closing Agent is authorized to (i) pay Seller’s costs from Seller’s proceeds, and (ii) pay Buyer’s costs from funds deposited into Escrow by Buyer).
(D)
Settlement Statement. On or before the third business day prior to Closing, Closing Agent shall prepare and deliver to Seller and Buyer a settlement statement setting forth the prorations and cost allocations set forth in this Agreement (“Settlement Statement”).
8.
TERMINATION AND CANCELLATION OF ESCROW.
(A)
Termination Resulting from Breach. If Closing does not or cannot occur on or before the Closing Date due to a breach of this Agreement by Buyer or Seller, then the non-breaching party may terminate this Agreement and cancel the Escrow by written notice to the breaching party and Closing Agent. If Buyer fails to timely deposit the Earnest Money Deposit, then Seller may immediately terminate this Agreement by written notice to Buyer. Upon any such termination and/or cancellation, the breaching party shall pay any cancellation fees of Closing Agent and Title Insurance Company. If Seller is the breaching party, Closing Agent shall return the Earnest Money Deposit to Buyer, and Buyer shall be entitled to pursue remedies at law or in equity. If Buyer is the breaching party, then the following shall apply:
BUYER AND SELLER AGREE THAT IT WOULD BE EXTREMELY DIFFICULT TO DETERMINE SELLER'S ACTUAL DAMAGES RESULTING FROM A BREACH BY BUYER. IN THE EVENT OF A BREACH BY BUYER, SELLER SHALL BE ENTITLED TO AN AMOUNT EQUAL TO THE EARNEST MONEY DEPOSIT AS LIQUIDATED DAMAGES AND AS SELLER’S EXCLUSIVE REMEDY. BUYER AGREES THAT SUCH AMOUNT IS A REASONABLE PRE-ESTIMATE OF SELLER’S ACTUAL DAMAGES FOR BREACH OF THIS AGREEMENT AND IS NOT A PENALTY. IF CLOSING AGENT IS IN POSSESSION OF THE EARNEST MONEY DEPOSIT, THEN CLOSING AGENT SHALL DELIVER THE EARNEST MONEY DEPOSIT TO SELLER. DESPITE THE FOREGOING, IF APPLICABLE LAW LIMITS THE AMOUNT OF THE LIQUIDATED DAMAGES PAYABLE TO SELLER UPON A BREACH BY BUYER, SELLER SHALL ONLY BE ENTITLED TO THE AMOUNT PERMITTED BY LAW, AND ANY EXCESS SHALL BE PROMPTLY RETURNED TO BUYER.
SELLER’S INITIALS ____/s/ks__/______ BUYER’S INITIALS __/s/msi____/______
(B)
Costs Upon Termination and Cancellation of Escrow. Except as otherwise set forth in this Section, upon termination of this Agreement and cancellation of Escrow pursuant to this Section, Seller and Buyer shall be jointly responsible for any cancellation fees of Closing Agent and Title Insurance Company, and all other costs incurred in connection with the transactions contemplated by this Agreement (including, without limitation, payments for loan applications, inspections, appraisals, and other reports) shall be the sole responsibility of the party incurring such costs.
(C)
Closing Agent Authorization. If Closing Agent receives a written notice from a party to cancel the Escrow in accordance with this Section 8, and Closing Agent can confirm that the other party also received the notice, Closing Agent is authorized to comply with the notice if Closing Agent does not receive a written objection within 10 calendar days after such other party received the notice.
9.
BUYER’S REPRESENTATIONS AND WARRANTIES. Buyer represents and warrants to Seller as follows:
PSA (Commercial) (Rev. 01/01/2021)
Copyright © 2021 Ten-X, LLC. All rights reserved.

(A)
Authority. Buyer has the necessary authority to enter into and perform its obligations under this Agreement. If Buyer is an entity, the natural person signing this Agreement on behalf of Buyer represents and warrants that (i) Buyer is duly formed and in good standing and (ii) the natural person signing on behalf of Buyer has the necessary authority to bind Buyer to this Agreement.
(B)
Property Condition and Attributes. Prior to entering into this Agreement, Buyer had the opportunity to conduct Buyer’s own due diligence and investigations. Except as expressly set forth in this Agreement, Buyer’s obligations under this Agreement are not contingent on any further due diligence and/or investigation. Buyer acknowledges that the square footage of the Property (including the square footage of the lot and any improvements thereon) is deemed approximate and not guaranteed. Buyer acknowledges that except as otherwise expressly set forth in this Agreement or in written disclosures to Buyer signed by Seller, (i) Seller does not make, and expressly disclaims, any representation or warranty, express or implied, regarding the Property, and (ii) Buyer acknowledges and agrees that Seller is selling the Property “As Is, Where Is, With All Faults and Limitations” and Seller shall have no liability for or any obligation to make any repairs or improvements of any kind to the Property.
(C)
Disclosures. Prior to entering into this Agreement, Buyer has received (or, to the extent not received, Buyer irrevocably waives) all disclosure documents required to be provided by or on behalf of Seller or Seller’s representatives. Reports furnished by or on behalf of Seller shall be for informational purposes only and are not made part of this Agreement unless required under applicable law.
(D)
Sophisticated Buyer. Buyer (i) is a sophisticated purchaser, (ii) is capable of evaluating the merits and risks of purchasing the Property, (iii) understands and is able to bear the economic risks of purchasing the Property, including, without limitation, a total loss of investment and/or the risk that Buyer may be required to hold the Property indefinitely.
10.
SELLER’S REPRESENTATIONS AND WARRANTIES. Seller represents and warrants to Buyer as follows:
(A)
Authority. Seller has the necessary authority to enter into and perform its obligations under this Agreement. If Seller is an entity, the natural person signing this Agreement on behalf of Seller represents and warrants that (i) Seller is duly formed and in good standing and (ii) the natural person signing on behalf of Seller has the necessary authority to bind Seller to this Agreement.
(B)
Property Condition and Attributes. Except as would not be reasonably expected to have a material adverse effect on the value or ongoing business or operation of the Property, the written information regarding the Property provided to Buyer by or on behalf of Seller, taken as a whole (i.e. including any updates or revisions provided, or any disclaimers in any information provided), fairly represents the Property. This paragraph shall not survive Closing.
(C)
No Violations. Except as disclosed in writing to Buyer prior to signing this Agreement, Seller’s execution and performance of this Agreement will not result in any breach of, conflict with, or result in the creation of any encumbrance upon the Property pursuant to any indenture, mortgage, deed of trust, note, evidence of indebtedness, right of first refusal, right of first offer, or any other agreement or instrument by which Seller is bound with respect to the Property.
(D)
Leases. Except for the leases (including any amendments) listed in Exhibit C (“Leases”), Seller knows of no other agreement with respect to the occupancy of the Property that will be binding on Buyer after Closing, and to Seller’s knowledge, the information on Exhibit C and copies of any Leases delivered by Seller to Buyer are true, correct and complete in all material respects. Except as disclosed in writing to Buyer prior to signing this Agreement and except as would not be reasonably expected to have a material adverse effect on the ongoing business or operation of the Property, to Seller’s actual knowledge, (i) each of the Leases is in full force and effect; (ii) there are no uncured material defaults under any of the Leases or circumstances which with the giving of notice, the passage of time or both would constitute a material default under any of the Leases; (iii) there are no unsatisfied concessions, abatements, offsets, defenses or other basis for relief or adjustment under any of the Leases; (iv) there is no outstanding obligation to provide any tenant with an allowance to perform any tenant improvements; (v) no tenant has requested in writing a modification of its Lease or a release of any material obligation under its Lease, or has given written notice terminating its Lease, or has been released of any material obligation under its Lease prior to the normal expiration of the term of the Lease; (vi) no tenant is the subject of a bankruptcy or insolvency proceeding; (vii) no guarantor has been released or discharged from any obligation in connection with any Lease; and (viii) all brokerage commissions currently due and payable with respect to the Leases have been paid.
(E)
No Litigation. Except as disclosed in writing to Buyer prior to signing this Agreement, there is no pending litigation affecting the Property or that would affect Seller’s ability to perform its obligations under this Agreement.
(F)
No Mechanics’ Liens. Except as disclosed in writing to Buyer prior to signing this Agreement, there are no unsatisfied mechanics’ or materialmen’s lien rights concerning the Property.
11.
SELLER’S COVENANTS.

PSA (Commercial) (Rev. 01/01/2021)
Copyright © 2021 Ten-X, LLC. All rights reserved.

(A)
Possession. At Closing, Seller shall relinquish possession of the Property to Buyer (subject to the Leases) and promptly provide Buyer with all keys, codes and other means of Property access in Seller’s possession.
(B)
Utilities. Seller shall reasonably cooperate with Buyer prior to Closing to allow Buyer to obtain responsibility for and maintain access to applicable utilities following Closing.
(C)
Operation and Maintenance of Property. Prior to Closing, Seller shall maintain, and to the extent within Seller’s reasonable control, operate, the Property consistent with past practice.
(D)
Leases and Contracts. Prior to Closing, Seller shall not enter into, terminate or amend any Lease or other material agreement with respect to the Property which would encumber or be binding upon the Property from and after Closing, without Buyer’s prior written consent, which consent may not be unreasonably withheld, conditioned or delayed.
(E)
No Violations. Prior to Closing, Seller shall comply in all material respects with the terms of the Leases and any other material document or agreement affecting the Property consistent with past practice.
(F)
Notice of Material Changes or Untrue Representations. Prior to Closing, Seller shall promptly notify Buyer if Seller learns of any material change in any condition of the Property or any event or circumstance which makes any representation or warranty of Seller under this Agreement untrue or misleading.
12.
DISPUTE RESOLUTION. AT THE REQUEST OF EITHER PARTY TO THIS AGREEMENT, ANY DISPUTE ARISING UNDER THIS AGREEMENT SHALL BE FIRST SUBMITTED TO MEDIATION BEFORE A PARTY INITIATES ARBITRATION OR COURT ACTION. MEDIATION FEES SHALL BE DIVIDED EQUALLY AND EACH PARTY SHALL BEAR HIS/HER/ITS OWN ATTORNEYS’ FEES AND COSTS.
BUYER AND SELLER HAVE READ AND UNDERSTAND THE ABOVE PARAGRAPH AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT TO MEDIATION PRIOR TO COMMENCEMENT OF ARBITRATION OR COURT ACTION.
SELLER’S INITIALS __/s/ks____/______
BUYER’S INITIALS ___/s/msi___/______
13.
MISCELLANEOUS.
(A)
Survival of Representations and Warranties. Except as otherwise set forth in this Agreement, (i) all representations and warranties of Seller and Buyer in this Agreement shall survive Closing for a period of one year, and (ii) no claim for breach of any representation or warranty in this Agreement may be made more than one year after Closing.
(B)
No Assignment or Recording. Buyer may not assign or record all or any part of this Agreement without the express prior written consent of Seller. Despite the foregoing, Buyer may assign this Agreement to any entity wholly owned, directly or indirectly, by Buyer; provided, however, that, in such event, the undersigned Buyer shall remain liable for the obligations of Buyer under this Agreement.
(C)
Casualty and Condemnation. If any material portion of the Property is damaged or taken by eminent domain (or is the subject of a pending taking) prior to Closing, Seller shall notify Buyer promptly after Seller obtains knowledge thereof. Within 10 business days after Buyer receives such written notice (if necessary, the Closing Date shall be extended until one business day after the expiration of such period), Buyer may, at its option, either (i) terminate this Agreement, or (ii) proceed to Closing in accordance with this Agreement. Buyer shall be deemed to have waived its right to terminate this Agreement if Buyer does not notify Seller in writing of its election to terminate this Agreement within such period. Buyer shall not be entitled to any insurance proceeds or obtain any rights with respect to any claims Seller may have with regard to insurance maintained by Seller with respect to the Property. In the event of a taking by eminent domain, Seller shall assign to Buyer at Closing all of Seller’s right, title and interest in and to all awards, if any, for such taking.
(D)
Common Interest Development. If the Property is in a common interest development, unless otherwise required by law, Buyer acknowledges that Buyer was provided for review (or, to the extent not provided, Buyer waives any right to review) the declaration of covenants, conditions, restrictions and/or bylaws and other documentation regarding such common interest development and Buyer acknowledges that Buyer has reviewed such documentation to the fullest extent Buyer deems necessary and, by signing this Agreement, Buyer accepts the declaration of covenants, conditions, restrictions and/or bylaws of the common interest community.
(E)
Local Requirements. Some counties, cities, municipalities and other state subdivisions may require a certificate of occupancy, certificate of use or code compliance certificate and/or inspection (“Local Requirement”) may be required in order to transfer and/or occupy the Property. If a Local Requirement is required for the Property to be transferred to or occupied by Buyer, Buyer waives such Local Requirements to the extent waivable. To the extent any such Local Requirement is not waivable by Buyer, Buyer shall comply with the Local Requirement at Buyer's sole cost, including, without limitation, the correction of any violations or performance of other work which may be required in connection therewith. Seller makes no representation as to whether a Local Requirement applies. Buyer shall indemnify, defend
PSA (Commercial) (Rev. 01/01/2021)
Copyright © 2021 Ten-X, LLC. All rights reserved.

and hold Seller harmless from and against all fines, penalties, costs, expenses, claims and liabilities arising out of or relating to any Local Requirements. This paragraph shall survive Closing indefinitely.
(F)
Counterparts, Electronic Signatures, and Complete Agreement. This Agreement and any addenda or other document necessary for Closing of the transactions contemplated by this Agreement may be signed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one document. Facsimile and electronic signatures shall have the same legal effect as original signatures. This Agreement and any addenda or other document necessary for Closing of the transactions contemplated by this Agreement may be accepted, signed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act (E-Sign Act), Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act (UETA) and any applicable state law. This Agreement constitutes the entire agreement of Buyer and Seller with respect to the subject matter of this Agreement and supersedes any other instruments purporting to be an agreement of Buyer and Seller relating to that subject matter. No modification of this Agreement will be effective unless it is in writing and signed by both parties.
(G)
Severability. If any portion of this Agreement is judicially determined to be invalid or unenforceable, that portion shall be deemed severable from this Agreement and the remainder of this Agreement shall remain in full force and effect and be construed to fulfill the intention of the parties.
(H)
Time is of the Essence. Time is of the essence for the performance of each and every covenant under this Agreement and the satisfaction of each and every condition under this Agreement.
(I)
Governing Law and Venue. This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of the state in which the Property is located. The state and federal courts located in the county in which the Property is located shall be proper forums for any legal controversy between the parties arising in connection with this Agreement, which courts shall be the exclusive forums for all such suits, actions or proceedings.
(J)
Attorneys’ Fees. In any action, proceeding or arbitration arising out of this Agreement, the prevailing party (defined as the party who prevails as to a substantial part of the litigation or claim) shall be entitled to reasonable attorneys’ fees and costs.
(K)
Further Assurances. The parties agree to execute such other documents, and to take such other actions as may reasonably be necessary, to further the purposes of this Agreement.
(L)
Notices. All notices and other communications contemplated under this Agreement shall be in writing and shall be deemed given and received upon receipt if: (i) delivered personally; or (ii) mailed by registered or certified mail return receipt requested, postage prepaid; (iii) sent by a nationally recognized overnight courier; and/or (iv) sent by email. Notice to Buyer and Seller shall be given as set forth on the first page of this Agreement or to such other address or addresses as may from time to time be designated by either party by written notice to the other.
(M)
Prohibited Persons and Transactions. Each party represents and warrants to the other that neither it, nor any of its affiliates, nor any of their members, directors or other equity owners (excluding holders of publicly traded shares), and none of their principal officers and employees: (i) is listed as a “specifically designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control (“OFAC”); (ii) is a person or entity with whom U.S. persons or entities are restricted from doing business under OFAC regulations or any other statute or executive order (including the September 24, 2001 “Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism”); and (iii) is engaged in prohibited dealings or transactions with any such persons or entities.
(N)
Brokers. In connection with the transactions contemplated by this Agreement, Seller is represented by Listing Broker identified on the signature page hereto, Buyer is represented by Buyer’s Broker identified on the signature page hereto, Ten-X is acting as the marketing firm and marketplace provider, and Seller and Buyer each represents and warrants that it has not dealt with any other broker, finder or other agent who would be entitled to any fee from Seller or Buyer. Seller and Buyer shall each indemnify and hold harmless the other from and against any claims, losses, costs, damages, liabilities or expenses, including reasonable attorneys’ fees, arising in connection with any breach by the indemnifying party of the representations and warranties in this paragraph. This paragraph shall survive Closing indefinitely.
(O)
Form of Agreement. Buyer and Seller acknowledge that no representation, recommendation or warranty is made by Ten-X or any broker relating to the legal sufficiency or tax consequences of this Agreement or any attachments hereto, and Buyer and Seller each represent and warrant that it has consulted with, had the opportunity to consult with or waived the right to consult with counsel in connection with this Agreement.

PSA (Commercial) (Rev. 01/01/2021)
Copyright © 2021 Ten-X, LLC. All rights reserved.

14.
CLOSING COST ALLOCATIONS.

Closing Costs (as applicable)	Seller Pays	Buyer Pays	50% Seller/ 50% Buyer
Title Search Fee	X
Owner’s Title Insurance Policy (Standard Coverage)	X
Additional Title Coverage or Endorsements Requested by Buyer		X
Lender’s Title Insurance Policy		X
Closing Agent Fees			X
State and/or Local Transfer Taxes			X
Credit Reports, Loan Fees, Loan Points, Reports and Inspections Required by Buyer’s Lender, Appraisal Fees, Mortgage Notarization and Recording Fees, and All Other Costs In Connection With Buyer’s Loan
X
Seller’s Loan Prepayment Fees and All Other Costs In Connection With Seller’s Existing Loan	X
Deed Notarization and Recording Fees	X
Real Estate Broker/Agent Commissions Due Listing Broker	X
Offered Cooperating Real Estate Broker/Agent Commissions Due Buyer’s Broker	X
Additional Real Estate Broker/Agent Commissions Due Buyer’s Broker (If Any)		X
Any Reports and Inspections Requested by Buyer		X
Seller’s Attorney Fees	X
Buyer’s Attorney Fees		X
All Other Closing Costs		X

SELLER’S INITIALS _/s/ks_____/______
BUYER’S INITIALS __/s/msi____/______

15.
STATE-SPECIFIC PROVISIONS.
See state-specific rider attached hereto and incorporated herein by reference (if applicable).

(Remainder of Page Intentionally Blank)

PSA (Commercial) (Rev. 01/01/2021)
Copyright © 2021 Ten-X, LLC. All rights reserved.

SELLER:
AEI Net Lease Income & Growth Fund XX Limited Partnership, a Minnesota limited partnership
By: AEI Fund Management, Inc., a Minnesota corporation, its Corporate General Partner

BUYER:
Mohammed Salim Ismail, an individual

/s/ Kevin Steele
/s/ Mohammed Salim Ismail

Printed Name:
Kevin Steele
Printed Name:
Mohammed Salim Ismail

Title (if applicable):
Chief Operating Officer
 Title (if applicable):

Printed Name:
Title (if applicable):
 Printed Name:
Title (if applicable):

Dated:
10/7/2022

Dated:
10/6/2022

LISTING BROKER (if any):
BUYER’S BROKER (if any):

Broker Printed Name:  Jill Meeks
Broker Printed Name:
None

Brokerage Printed Name:
Stirling Properties
Brokerage Printed Name:
None

Brokerage License Number:
000026288 - 0
State: AL
 Brokerage License Number:
State:

(Brokers must be licensed in the state where the Property is located.)
DISCLOSURE AND CONFIRMATION OF AGENCY RELATIONSHIP

Buyer and Seller acknowledge that, unless otherwise set forth in this Agreement, Ten-X is not acting as Seller’s real estate agent or Buyer’s real estate agent, and Ten-X is acting as a marketing firm and marketplace provider only.

SELLER’S INITIALS __/s/ ks____/______
BUYER’S INITIALS __/s/msi____/______
CLOSING AGENT ACKNOWLEDGEMENT

Closing Agent acknowledges receipt of a copy of this Agreement and the Earnest Money Deposit set forth in Section 1(D) and agrees to act as Closing Agent in accordance with this Agreement.

First American Title Insurance Company

By:

EXHIBIT A

LEGAL DESCRIPTION OF THE PROPERTY

The Land referred to herein below is situated in the County of Mobile, State of Alabama, and is described as follows: PARCEL 1:
LOT 1, ZEIGLER -ATHEY RESUBDIVISION, ACCORDING TO PLAT THEREOF RECORDED IN MAP BOOK 126, PAGE 50 OF THE RECORDS IN THE OFFICE OF THE JUDGE OF PROBATE OF MOBILE COUNTY, ALABAMA.

PARCEL 2: TOGETHER WITH THE NON -EXCLUSIVE BENEFITING ASP ECTS OF EASEMENT AGREEMENT WITH COVENANTS AND RESTRICTIONS BY AND BETWEEN VOLUNTEERS OF AMERICA OF ALABAMA, INC. AND GPI - MOBILE, LLC, DATED DECEMBER 15, 2011 AND RECORDED IN REAL PROPERTY BOOK 6847, PAGE 597.

EXHIBIT B

ASSIGNMENT AND ASSUMPTION OF LEASES AND CONTRACTS

ASSIGNMENT AND ASSUMPTION OF LEASES AND CONTRACTS

Seller: Buyer:

AEI_Net_Lease_Income_&_Growth_Fund_XX_Limited_Partnership_,_a_Minnesota_limited_partnership____________________
_Mohammed__Salim__Ismail,_an__individual__________________________________________________

Property  (Address):   6510__Zeigler _Blvd_, _Mobile_,_AL_36608______________________________________________
This Assignment and Assumption of Leases and Contracts, dated effective as of
, is entered
into between Buyer and Seller in connection with the transfer of the Property from Seller to Buyer concurrently herewith.
Seller is the landlord under those certain leases identified on Schedule 1 attached hereto (collectively, “Leases”) relating to the Property. Seller desires to assign to Buyer, and Buyer desires to assume from Seller, all of Seller’s right, title and interest in and to the Leases and all other transferable licenses, contracts, permits and agreements affecting the Property (collectively, “Contracts”).
For valuable consideration, the receipt and sufficiency of which is acknowledged, Buyer and Seller agree as follows:
1.
ASSIGNMENT. Seller hereby assigns, transfers and conveys to Buyer all of Seller’s right, title and interest in and to (a) the Leases and Contracts and (b) all security deposits, letters of credit and guarantees given in connection with the Leases.
2.
ASSUMPTION. Buyer hereby assumes all of Seller’s obligations and liabilities under the Leases and Contracts and agrees to perform all of the landlord’s obligations under the Leases, and Seller’s obligations under the Contracts, arising from and after the date hereof. Buyer shall be solely responsible for notifying any tenants or occupants (a) that Seller has transferred ownership of the Property to Buyer, (b) regarding any change in place for payment of rentals, and (c) that Buyer is responsible for the security deposits of such tenants or occupants.
3.
INDEMNIFICATION BY SELLER. Seller hereby indemnifies Buyer and agrees to hold Buyer harmless from and against all claims, expenses, losses or damages to the extent arising out of (a) the landlord's obligations and liabilities under the Leases accruing prior to the date hereof, and/or (b) Seller’s obligations and liabilities under the Contracts accruing prior to the date hereof.
4.
INDEMNIFICATION BY BUYER. Buyer hereby indemnifies Seller and agrees to hold Seller harmless from and against all claims, expenses, losses or damages to the extent arising out of (a) the landlord's obligations and liabilities under the Leases accruing from and after the date hereof, and/or (b) Seller’s obligations and liabilities under the Contracts accruing from and after the date hereof.

SELLER:
AEI Net Lease Income & Growth Fund XX Limited Partnership, a Minnesota limited partnership
By: AEI Fund Management, Inc., a Minnesota corporation, its Corporate General Partner
BUYER:
Mohammed Salim Ismail, an individual

Printed Name:
Kevin Steele
Printed Name: Mohammed Salim Ismail

Title (if applicable):
 Chief Operating Officer
 Title (if applicable):

Printed Name:
Title (if applicable):
 Printed Name:
Title (if applicable):

Dated:

Dated:

Schedule 1 to Assignment and Assumption of Leases and Contracts

Leases

EXHIBIT C

LEASES

All leases posted to the Property’s listing page on Ten-X’s website (a) after the date of the attached list, and (b) before Buyer signs this Agreement are hereby incorporated herein by reference.

Not applicable.

ALABAMA AGENCY DISCLOSURE

By signing the agreement to which this page is attached, the parties acknowledge receipt of the agency disclosure located at https://www.ten-x.com/company/alabama/

(Remainder of Page Intentionally Blank)

Alabama Agency Disclosure (Rev. 01/01/2021)
Copyright © 2021 Ten-X, LLC. All rights reserved